                                                                    EXHIBIT 99.1
[GLOBAL POWER EQUIPMENT GROUP LOGO]

[LETTERHEAD OF GLOBAL POWER]

                        Global Power Equipment Group Inc.
                       Reports Third Quarter EPS of $0.22
             Strong Cash Flow Allows Company to Further Reduce Debt

TULSA, Oklahoma, October 28, 2002 - Global Power Equipment Group Inc. (NYSE:
GEG), a leading design, engineering and fabrication firm providing a broad array of equipment and services to diversified global companies engaged in the power and process industries, today reported financial results for the third quarter ended September 28, 2002.

Global Power Equipment Group reported earnings of $9.9 million, or $0.22 per diluted share, on revenues of $112.7 million for the third quarter of fiscal 2002. This compares to net earnings of $11.6 million, or $0.25 per diluted share, on revenues of $180.8 million for the third quarter of fiscal 2001.

For the nine months ended September 28, 2002, the Company reported net earnings of $39.8 million, or $0.87 per diluted share, on revenues of $479.1 million. This compares to pro forma net earnings for the same period last year of $31.4 million, or $0.67 per diluted share, on revenues of $508.4 million.

The Company's gross profit for the most recent period totaled $28.5 million representing a 25.3 percent gross margin compared to the year ago gross margin of 17.4 percent. For the first nine months of 2002, the Company's gross margin was 21.1 percent compared to 17.5 percent for the same period of 2001.

The Company generated EBITDA (earnings before interest, taxes, depreciation and amortization) of $18.3 million for the third quarter, down nearly 19 percent from the $22.5 million recorded during the same period in 2001. EBITDA for the first nine months of 2002 totaled $71.4 million compared to adjusted EBITDA of $62.5 million for the first nine months of 2001.

The Company reduced debt by $14.8 million during the third quarter bringing the year-to-date reduction to $45.5 million, including $8.6 million on the Company's revolving credit facility. Global Power Equipment Group's indebtedness stood at $60.1 million at the end of the third quarter representing a debt to capitalization ratio of 34 percent.

"Despite difficult market conditions, our impressive third quarter results allowed us to further reduce debt by nearly $15 million," stated Larry Edwards, Global Power Equipment Group's president and chief executive officer. "Softness in the U.S. power business is causing an industry shake-out as several higher-cost suppliers are being forced from the marketplace. However, our strong operating model, coupled with cost management, helped us establish strong gross margins during the third quarter."

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                                              Global Power Equipment Group, Inc.
                                            Third Quarter 2002 Earnings - Page 2

Mr. Edwards further stated, "We are actively pursuing essentially every gas turbine project around the world, with good success. However, much weaker market conditions in the United States power generation sector have impacted our 2003 expectations. Despite this change, we believe Global Power Equipment Group is uniquely positioned to benefit from the impending upturn in international markets during the next several years."

At the end of the third quarter, the Company's firm backlog totaled $342 million compared to $423 million at the end of June 2002 and $689 million at the end of September 2001. Approximately 34 percent of the Company's bookings into firm backlog during the first nine months have originated from projects outside the United States compared to approximately 11 percent during the same period last year.

Earnings Estimate

Based upon information management currently has evaluated, in conjunction with this release, management estimates 2002 earnings of between $0.94 to $0.98 per diluted share on sales of between $550 and $575 million.

The company now estimates it will post earnings of between $0.37 and $0.47 per diluted share on sales of between $350 and $400 million during fiscal year 2003.

About Global Power

Oklahoma based Global Power Equipment Group Inc. (NYSE: GEG) is a global designer, engineer and fabricator of equipment for gas turbine power plants. The company markets its products under the Deltak, Braden, and Consolidated Fabricators brands and also offers value-added services including engineering, retrofit and upgrade, and maintenance and repair. Global Power Equipment Group's equipment is installed in power plants in more than 30 countries on six continents, giving it what it believes to be one of the largest installed bases of equipment for gas turbine power plants. Global Power Equipment Group maintains a web site at www.globalpower.com.

Statements contained in this release regarding the Company's or management's intentions, beliefs, expectations, or predictions for the future, including, but not limited to, those regarding anticipated operating results, are forward looking statements within the meaning of U.S. federal securities laws and are subject to a number of risks, assumptions and uncertainties that could cause the Company's actual results to differ materially from those projected. Information concerning some of the factors that could cause actual results to differ materially from those in, or implied by, the forward looking statements are set forth under "Risk Factors" in the Company's Form 10-K for the period ending December 28, 2001, and other reports on file with the U.S. Securities and Exchange Commission.

Company Contact:
Bob Zwerneman
Director of Investor Relations
(918) 274-2398

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                                              Global Power Equipment Group, Inc.
                                            Third Quarter 2002 Earnings - Page 3

                        GLOBAL POWER EQUIPMENT GROUP INC.
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME

                    (in thousands, except per share amounts)

                                                                       Three Months Ended                   Nine Months Ended
                                                                 -------------------------------      ---------------------------
                                                                 September 28,     September 29,      September 28,  September 29,
                                                                      2002             2001              2002           2001
                                                                 --------------    -------------      ------------   ------------
Revenues                                                         $      112,673    $    180,757       $   479,116    $   508,362
Cost of sales                                                            84,175         149,230           378,000        419,414
                                                                 --------------    ------------       -----------    -----------
      Gross profit                                                       28,498          31,527           101,116         88,948
Selling and administrative expenses                                      11,138           9,816            32,414         28,739
Amortization expense                                                          -             435                 -          1,282
                                                                 --------------    ------------       -----------    -----------
      Operating income                                                   17,360          21,276            68,702         58,927
Interest expense, net                                                     1,149           2,331             3,537         14,714
                                                                 --------------    ------------       -----------    -----------
      Income before income taxes and extraordinary loss                  16,211          18,945            65,165         44,213
Income tax provision                                                      6,322           7,389            25,414         11,444
Income tax benefit from tax status change                                     -               -                 -        (88,000)
                                                                 --------------    ------------       -----------    -----------
      Income before extraordinary loss                                    9,889          11,556            39,751        120,769
Extraordinary loss on debt extinguishment, net of tax                         -               -                 -         18,060
                                                                 --------------    ------------       -----------    -----------
      Net income                                                          9,889          11,556            39,751        102,709
Preferred dividend                                                            -               -                 -         (2,947)
                                                                 --------------    ------------       -----------    -----------
      Net income available to common stockholders                $        9,889    $     11,556       $    39,751    $    99,762
                                                                 ==============    ============       ===========    ===========

Basic income per common share

      Weighted average shares outstanding                                43,953          43,953            43,953         37,710

      Income before extraordinary loss                           $         0.22    $       0.26       $      0.90    $      3.12
      Extraordinary loss                                                      -               -                 -          (0.48)
                                                                 --------------    ------------       -----------    -----------
           Net income available to common stockholders           $         0.22    $       0.26       $      0.90    $      2.64
                                                                 ==============    ============       ===========    ===========

Diluted income per common share

      Diluted shares outstanding                                         45,604          45,703            45,633         39,438

      Income before extraordinary loss                           $         0.22    $       0.25       $      0.87    $      2.99
      Extraordinary loss                                                      -               -                 -          (0.46)
                                                                 --------------    ------------       -----------    -----------
           Net income available to common stockholders           $         0.22    $       0.25       $      0.87    $      2.53
                                                                 ==============    ============       ===========    ===========

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                                              Global Power Equipment Group, Inc.
                                            Third Quarter 2002 Earnings - Page 4

                        GLOBAL POWER EQUIPMENT GROUP INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS

                                 (in thousands)

                                                                            September 28,       December 29,
                                                                                2002                2001
                                                                           ---------------     ---------------
ASSETS
Current assets:
       Cash and cash equivalents                                           $        10,180     $         2,435
       Accounts receivable, net of allowance of $1,701 and $2,385                  114,147             123,182
       Inventories                                                                   5,874               5,973
       Costs and estimated earnings in excess of billings                           77,457             131,355
       Deferred tax assets                                                          20,627              19,068
       Other current assets                                                          2,033               1,920
                                                                           ---------------     ---------------
                Total current assets                                               230,318             283,933
Property, plant and equipment, net                                                  26,094              27,810
Deferred tax assets                                                                 67,486              71,454
Goodwill, net                                                                       45,000              45,000
Other assets                                                                         1,431               2,434
                                                                           ---------------     ---------------
                Total assets                                               $       370,329     $       430,631
                                                                           ===============     ===============

LIABILITIES AND EQUITY
Current liabilities:
       Current maturities of long-term debt                                $            57     $        15,505
       Accounts payable                                                             25,875              56,005
       Accrued compensation and employee benefits                                    8,616              11,838
       Accrued warranty                                                             17,776              16,489
       Billings in excess of costs and estimated earnings                          126,370             145,522
       Other current liabilities                                                    14,342              17,968
                                                                           ---------------     ---------------
                Total current liabilities                                          193,036             263,327
Long-term debt, net of current maturities                                           60,034              90,124
Commitments and contingencies
Stockholders' equity
       Common stock                                                                    440                 440
       Paid-in capital deficit                                                     (28,329)            (28,329)
       Accumulated comprehensive income (loss)                                         248                 (80)
       Retained earnings                                                           144,900             105,149
                                                                           ---------------     ---------------
                Total stockholders' equity                                         117,259              77,180
                                                                           ---------------     ---------------
Total liabilities and equity                                               $       370,329     $       430,631
                                                                           ===============     ===============

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                                              Global Power Equipment Group, Inc.
                                            Third Quarter 2002 Earnings - Page 5

                        GLOBAL POWER EQUIPMENT GROUP INC.
                         EARNINGS AND EBITDA INFORMATION
                         2002 ACTUAL AND 2001 PRO FORMA

                    (in thousands, except per share amounts)

                                                                         Three Months Ended                  Nine Months Ended
                                                                   -------------------------------      ---------------------------
                                                                   September 28,     September 29,      September 28,  September 29,
                                                                        2002             2001               2002            2001
                                                                   ---------------   -------------      ------------   ------------
Net income available to common stockholders                        $        9,889    $     11,556       $    39,751    $    99,762
     Add (Less):
      Preferred dividend                                                        -               -                 -          2,947
      Extraordinary loss on debt extinguishment, net of tax                     -               -                 -         18,060
      Income tax benefit from tax status change                                 -               -                 -        (88,000)
      Reduced tax provision due to non-taxable status prior to IPO              -               -                 -         (8,607)
      Pro forma effect of debt restructuring                                    -               -                 -          6,394
      IPO related compensation charge and other                                 -               -                 -            804
                                                                   --------------    ------------       -----------    -----------
Pro forma net income available to common stockholders              $        9,889    $     11,556       $    39,751    $    31,360
                                                                   ==============    ============       ===========    ===========

Pro forma basic income per common share

      Weighted average shares outstanding                                  43,953          43,953            43,953         43,953

           Net income available to common stockholders             $         0.22    $       0.26       $      0.90    $      0.71
                                                                   ==============    ============       ===========    ===========

Pro forma diluted income per common share

      Diluted shares outstanding                                           45,604          45,703            45,633         46,874

           Net income available to common stockholders             $         0.22    $       0.25       $      0.87    $      0.67
                                                                   ==============    ============       ===========    ===========

EBITDA                                                             $       18,291    $     22,462       $    71,436    $    44,473
     Add:
      Extraordinary loss on debt extinguishment, net of tax                     -               -                 -         18,060
                                                                   --------------    ------------       -----------    -----------
Adjusted EBITDA                                                    $       18,291    $     22,462       $    71,436    $    62,533
                                                                   ==============    ============       ===========    ===========